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                         REGISTRATION RIGHTS AGREEMENT



                  This REGISTRATION RIGHTS AGREEMENT is made and entered into as of April 16, 1997, among ARMOR HOLDINGS, INC., a Delaware corporation (the "Issuer"), and those stockholders of the Company which are signatories hereto (collectively, the "Stockholders" and individually, a "Stockholder").

                  WHEREAS, each Stockholder is the beneficial owner of certain Registrable Securities (as defined below) issued by the Issuer;

                  WHEREAS, the Issuer, together with its wholly-owned subsidiary Armor Holdings Limited ("Limited"), have acquired the outstanding share capital of DSL Group Limited ("DSL") (the "Acquisition").

                  NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Issuer and the Stockholders, intending legally to be bound, hereby covenant and agree, as follows:

                  SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" of any person shall mean any other person who either directly or indirectly is in control of, is controlled by, or is under common control with such person, and "Affiliated" shall have the corresponding meaning; provided, that for purposes of this definition, an investment entity shall be deemed to be controlled by each of its investment manager, investment advisor or general partner.

                  "Business Day" shall mean any day other than a Saturday, Sunday or other day in the City of New York or London on which banks are authorized to close.

                  "Common Stock" shall mean the common stock, par value $.01 per share, of the Issuer.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Holder" shall mean any Stockholder and any Person that acquires Registrable Securities from any Stockholder, including the successors and assigns of any Stockholder that acquires Registrable Securities, directly or indirectly, from such Person. For purposes of





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this Agreement, the Issuer may deem the registered holder of a Registrable
Security as the Holder thereof.

                  "Person" shall mean an individual, partnership, limited partnership, corporation, limited liability company, joint venture, trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

                  "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including but not limited to post-effective amendments and all material incorporated by reference in such prospectus.

                  "Registrable Securities" shall mean the Common Stock issued in respect of the Acquisition and any other shares of Common Stock or other securities of the Issuer issued or issuable as a result of, or in connection with, any combination of shares, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of the shares of Common Stock issued in respect of the Acquisition Agreement. For purposes of this Agreement, a Registrable Security ceases to be a Registrable Security when either (x) it has been registered under the Securities Act and sold or distributed to any Person pursuant to an effective Registration Statement covering it or (y) it has been sold or distributed to any Person pursuant to Rule 144 or Rule 145(d) and, certificates representing any such security have been issued free of a Securities Act restrictive legend.

                  "Registration Statement" shall mean any Registration Statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including but not limited to post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                  "Rule 144" and "Rule 145" shall mean, respectively, Rule 144 and Rule 145, each promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Selling Holder" shall mean with respect to a Registration Statement any Holder or Electing Holder whose securities are included in such Registration Statement.

                  Capitalized terms not otherwise defined herein shall be the same meanings herein as set forth in the Agreement among Issuer, Limited and DSL, dated the same date as

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this Agreement, for the sale and purchase of the outstanding capital stock of
DSL (the "Acquisition Agreement").

                  SECTION 2.  REGISTRATION RIGHTS.

                           (a) Demand Registration Rights. Subject to the
provisions of the second to last sentence of this Paragraph (a) if at any time after the closing of the Acquisition, the Issuer shall receive written notice (a "Demand") from Holders ("Electing Holders") holding at least fifty percent (50%) of the Registrable Securities outstanding at the time such Demand is made, that the Holders desire to register under the Securities Act all of the Registrable Securities held by such Electing Holders under circumstances that would require the filing of a Registration Statement under the Securities Act, the Issuer shall promptly upon receipt of such Demand give notice to all of the non-Electing Holders ("Other Holders"). Upon the receipt of such notice by an Other Holder, such Other Holder shall have until 5:00 p.m., New York City time on the next Business Day following the date such notice is given by the Issuer to request that the Issuer include in such Registration Statement all Registrable Securities held by such Other Holder by giving notice to the Issuer in accordance with Section 8, whereupon such Other Holder shall be deemed to be an Electing Holder. Except as set forth in Section 2(b) hereof, any other Holder failing to timely request that his shares of Registrable Securities be included in such Registration Statement shall thereafter have no further rights to seek registration of his Common Stock pursuant to this Agreement. All shares of Registrable Securities which Holders request be included in such Registration Statement are herein referred to as the "Shares" and such Holders shall thereupon be included as Electing Holders, with respect to the Shares. The Issuer shall then prepare and file with the SEC an appropriate Registration Statement under the Securities Act, which shall be on Form S-3 if available to the Issuer, with respect to the Shares as soon as practicable thereafter and in any event within thirty (30) days of the Demand being served. As soon as practicable, and in any event by July 10, 1997, the Issuer shall cause to be published combined operating results of the Issuer, including at least thirty days of combined sales and net income of Issuer, its consolidated subsidiaries and DSL and its consolidated subsidiaries following the Completion Date (the "Combined Results"). The Issuer will use its best efforts to cause the Registration Statement to be declared effective as soon as practicable after publication of the Combined Results. The Holders collectively shall be entitled to one (1) demand registration right pursuant to this Agreement. In the event a Registration Statement filed pursuant this Agreement is subsequently withdrawn at the request of the majority of the Electing Holders, such Registration Statement shall nonetheless be deemed to be the sole demand registration right granted hereunder, and the Electing Holders shall have no further rights hereunder.

                           (b) "Piggyback" Registration Rights. At any time
within one (1) year after the Completion Date, the Issuer shall, at least ten
(10) days prior to the filing of any Registration Statement under the Securities Act (other than a registration statement filed pursuant to Section 2 (a) hereof or on a Form S-8 or Form S-4 or any successor form) relating to a public offering of the Issuer's Common Stock after Jonathan Spiller has sold,

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transferred or disposed following the Completion Date, or proposes to sell, transfer, or dispose of, shares of Common Stock held by him in excess of 64,666 shares, give written notice of such proposed filing and the proposed date thereof to the Holders that own Registrable Securities, in accordance with Section 8. If, on or before 5:00 p.m. New York City time on the tenth
(10th) day following the date on which such notice is given, the Issuer shall receive a written request from any of such Holders requesting that the Issuer include among the securities covered by such Registration Statement that amount of Registrable Securities owned by such Holder equal to the "Selling Shareholder Percentage" of the Registerable Securities held by such Holder (the "Piggyback Shares"), then the Issuer shall include such Piggyback Shares in such Registration Statement. The "Selling Shareholder Percentage" shall equal 100 multiplied by a fraction whose numerator shall be such number of shares of Common Stock sold, transferred or disposed following the Completion Date, or proposed to be sold, transferred or disposed of by Mr. Spiller in excess of 64,666 and whose denominator shall be 581,994. In the event that, in the reasonable opinion of the managing underwriter of such public offering, the full amount of the Piggyback Shares cannot be included in the Registration Statement, the number of Piggyback Shares to be included in such Registration Statement shall be reduced among the Holders seeking to register Registrable Securities pro rata in accordance with the number of Registerable Securities sought to be registered by such Holders. The Holders shall collectively be entitled to an unlimited number of piggyback registrations pursuant to this
Section 2(b).

                           (c) Terms and Conditions of Registration. In
connection with any Registration Statement filed pursuant to this Agreement the following provisions shall apply:

                                    (i) The Holders seeking to register Shares
or Piggyback Shares, as the case may be, will promptly provide the Issuer with such information, required by the Securities Act and the rules and regulations promulgated thereunder, about the Holders and their respective Affiliates, as the Issuer shall reasonably request in order to prepare such Registration Statement.

                                    (ii) All expenses incident to the Issuer's
performance of or compliance with this Agreement or related to the preparation and filing of the Registration Statement shall be paid by the Issuer, including (except as set forth below) registration and filing fees and expenses, fees and expenses of compliance with federal and state securities laws, expenses of printing and fees and disbursements of Issuer's counsel and Issuer's independent auditors, but excluding: (x) the underwriter commissions related to the Shares or Piggyback Shares, (y) the Holders or Electing Holders own legal fees, and (z) in the case of a Registration Statement filed pursuant to Section 2(b), the SEC filing fee (in addition to (x) and (y) above). In each case such fees and expenses shall be borne by the Electing Holders or Holders pro rata in accordance with the number of Shares sought to be registered by them.

                                    (iii) Following the effective date of a
Registration Statement, the Issuer shall, upon the request of the Holders who are registering Registrable Securities in

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such Registration Statement, forthwith supply such number of Prospectuses
(including preliminary prospectuses and amendments and supplements thereto) meeting the requirements of the Securities Act and such other documents as are referred to in the Prospectus as shall be reasonably requested by such Holders to permit a public distribution of their Registrable Securities provided that such Holders furnish the Issuer with such appropriate information relating to their intentions in connection therewith as the Issuer shall reasonably request in writing.

                                    (iv) The Issuer shall prepare and file
such amendments and supplements to any Registration Statement filed pursuant to this Agreement as may be necessary to keep such Registration Statement effective and to comply in a timely manner with the provisions of the Securities Act, the Exchange Act and applicable "Blue Sky" laws with respect to the offer and sale or other disposition of the Registrable Securities covered by such Registration Statement during the period set forth in Section 2(c)(vii) or required for distribution of the Piggyback Shares, as applicable and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus.

                                    (v) The Electing Holders may select the
underwriter or underwriters, if any, who are to undertake the offering and distribution of the Registrable Securities included in the Registration Statement filed pursuant to Section 2(a) hereof, subject to the Issuer's prior approval of the underwriter, which approval shall not be unreasonably withheld.

                                    (vi) The Issuer shall use its best efforts
to register the Shares of the Electing Holders covered by any such Registration Statement filed pursuant to Section 2(a) hereof under such securities or Blue Sky laws in such jurisdictions as the Electing Holders may reasonably request; provided, however, that the Issuer shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (vi) or (B) consent to general service of process in any such jurisdiction.

                                    (vii) The Issuer shall use its best
efforts to keep a Registration Statement filed pursuant to the Section 2(a) continuously effective for a period of 24 months following the date the Registration Statement is declared effective or the sale by the Institutional Vendors of all of their Registrable Securities, whichever shall first occur, and provide all requisite financial statements for the periods specified in this Section 2, as applicable. Upon the occurrence of any event that would cause any Registration Statement or a Registration Statement filed pursuant to
Section 2(b) or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Registrable Securities during the period required by this Agreement, the Issuer shall so notify the Holders whose Registrable Securities are included in such Registration

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Statement and shall file promptly an appropriate amendment to such
Registration Statement, (1) in the case of clause (A), correcting any such misstatement or omission, and (2) in the case of clauses (A) and (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter.

                                    (viii) The Issuer shall advise the Selling
Holders promptly (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the SEC for amendments to the Registration Statement or amendments or supplements to the Prospectus, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes. If at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or Blue Sky laws, the Issuer shall use its best efforts to obtain the withdrawal or lifting of such order as soon as practicable.

                                    (ix) Upon request by any Electing Holder,
the Issuer shall furnish to each Electing Holder named in the Registration Statement or Prospectus to be filed pursuant to the Section 2(a) herein before filing with the SEC and any underwriter, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus which documents will be subject to the review and comment of such Electing Holders for a period of at least two Business Days. The Issuer will not file any such Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus to which the selling Holders of the Registrable Securities covered by such Registration Statement or the underwriter(s) in connection with such sale, if any, shall reasonably object within two Business Days after the receipt thereof.

                                    (x) The Issuer shall if requested by any
Electing Holders or the underwriter(s) in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Electing Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, Registrable Securities, information with respect to the amount of Registrable Securities being sold to such underwriters(s), the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuer is notified of the matters to be included in such Prospectus supplement or post-effective amendment.


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                                    (xi) The Issuer shall furnish to each
Selling Holder, or underwriter, if any without charge, at least one copy of the Registration Statement, as first filed with the SEC and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference).

                                    (xii) Subject to receipt of an opinion of
counsel to a Selling Holder which is satisfactory in form and substance to counsel to the Issuer, the Issuer shall in connection with any sale of Registrable Securities that will result in such securities no longer being Restricted Securities, as defined in Rule 144 promulgated under the Securities Act, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the preparation and delivery of certificates representing such securities to be sold and not bearing any restrictive legends to permit delivery of the related transaction.

                                    (xiii) The Issuer shall use reasonable
efforts to cause the disposition of the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Registrable Securities, subject to the proviso contained in clause (vi) above.

                                    (xiv) The Issuer shall cooperate and
assist in any filings required to be made with the NASD and in the performance of any reasonable due diligence investigation by any Electing Holder or underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD.

                                    (xv) The Issuer shall provide promptly to
each selling Holder upon request each document filed with the SEC pursuant to the requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

                                    (xvi) Each Selling Holder agrees that,
upon receipt of the notice referred to in Section 2(c)(vii) or any notice from the Issuer of the existence of any fact of the kind described in Section 2(c)(viii) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement until such Selling Holder's receipt of the copies of a supplemented or amended Prospectus, or until it is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (the "Advice"). If so directed by the Issuer, each Selling Holder will dispose of all copies, other than permanent file copies then in such Selling Holder's possession, of the Prospectus covering such Registrable Securities that was current at the time of receipt of either such notice. In the event the Issuer shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 2(c)(vii) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2(c)(vii) or Section

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2(c)(viii) hereof to and including the date when each Selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus or shall have received the Advice.

                                    (xvii) The Issuer will file the reports
required to be filed by it under the Securities Act and the Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder and will take such further action as any Electing Holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Electing Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by: (i) Rule 144, as such Rule may be amended from time to time or (ii) a similar rule or regulation thereafter adopted by the SEC.

                                    (xviii) The Issuer agrees that the
Electing Holders can appoint an underwriter reasonably acceptable to the Issuer, and the Issuer agrees to negotiate and enter into a customary underwriting agreement with such underwriter that is reasonably acceptable to the Issuer, and the Issuer shall take further action reasonably requested by such underwriter in order to facilitate the registration and disposition of such Registrable Securities in any underwritten offering to be made of Registrable Securities in accordance with this Agreement. In addition, the Issuer shall cooperate in the performance of any reasonable due diligence investigation by a representative of the Electing Holders and any managing underwriter including making available for inspection necessary corporate documents and records, and the Issuer shall make available company personnel for discussion of such investigation. If the Issuer shall receive any legal opinions, auditors opinions or comfort letters in connection with the registration of any Registrable Securities, it shall provide copies of the same to a representative of the Electing Holders where permitted, provided that, if not permitted, the Issuer shall seek such permission.

                           (d)      Indemnification

                                    (i) The Issuer agrees to indemnify and
hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective of officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, joint and several from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses, joint or several (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any

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Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation of the Issuer of any rule or regulation under the Securities Act except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein.

                  In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of any liability which it may have pursuant to this Agreement except to the extent that such failure to give notice damages the Company solely as a result of the failure to provide timely notice). Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Company shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent shall not be withheld unreasonably, and the Company agrees to indemnify and hold harmless each Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. The Company shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

                                    (ii) Each Holder of Registrable Securities
agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors, of officers, and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in

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writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Registrable Securities, such Holder shall have the rights and duties given the Company, and the Company, such directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall any Holder be liable or responsible for any amount in excess of the amount by which the total received by such Holder with respect to its sale of Registrable Securities pursuant to a Registration Statement exceeds (i) the value of the Registrable Securities received by such Holder on Completion, determined as set forth in the definition of Consideration Shares in the Acquisition Agreement and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                                    (iii) If the indemnification provided for
in this Section 2(d) is unavailable to an indemnified party under Section 2(d)(i) or Section 2(d)(ii) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 2(d)(i), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this
Section 2(d)(iii) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

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Notwithstanding the provisions of this Section 2(d), no Holder or its related
Indemnified Holders shall be required to contribute, in the aggregate, any amount in excess of the net proceeds received by such Holder with respect to the sale of its Registrable Securities pursuant to a Registration Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 1 l(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 2(d)(iii) are several in proportion to the respective numbers of shares of Common Stock issued to them pursuant to the Acquisition Agreement hereunder and not joint.

                  SECTION 3. COOPERATION WITH THE ISSUER. The offering and sale of Shares or Piggyback shares, as the case may be, by any Holder shall comply in all material respects with the applicable terms, provisions and requirements set forth in this Agreement and any such Holder shall cooperate with the Issuer in respect thereof in a timely fashion.

                  SECTION 4. NO INCONSISTENT AGREEMENTS. The Issuer will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuer's securities under any agreement in effect on the date hereof.

                  SECTION 5.        POST-REGISTRATION OBLIGATIONS.

                           (a)  Restrictions on the Issuer.  From the date
hereof and continuing for a period of 120 days from the date on which a Registration Statement filed pursuant to Section 2(a) is declared effective by the SEC (the "Restricted Period"), the Issuer may not, without the written consent of the Electing Holders, offer, sell, transfer or otherwise dispose of or issue any Common Stock or other securities convertible or exchangeable for Common Stock until the earlier of: (i) the receipt by all of the Electing Holders of a bona fide offer to purchase all of their Registrable Securities at a price not less than $8.56 per share whether or not such offer is accepted by all of the Electing Holders or (ii) the Issuer has offered in writing to the Electing Holders to participate in any private placement or underwritten public offering (the "Offering") of the Issuer's Common Stock on a pari passu basis with the Issuer provided: (x) the price per share of the Offering (the "Offering Price") is at least equal to $8.56 per share and the Offering Price is equal to or greater than 85% of the average closing price of the Common Stock on the American Stock Exchange computed over the twenty trading days immediately prior to the date the underwriting agreement is signed by the Electing Holder with respect to the Offering and (y) to the extent that, in the opinion of the underwriter, all of the Shares requested to be registered by the Issuer and the Electing Holders cannot be sold in an Offering, then all of the Shares of the Electing Holders registered pursuant to the Registration Statement shall be sold prior to the sale of any shares of the Issuer at the offering price. Notwithstanding the foregoing sentence, nothing contained in this Agreement shall restrict the Issuer, or any subsidiary of the Issuer from

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offering, selling, transferring or otherwise disposing of or issuing Common
Stock in connection with the Issuer's contemplated acquisition of Gorandel Trading Ltd. or outstanding contractual obligations, including the issuance of Common Stock upon the exercise of options or conversion of any outstanding convertible securities. Each Electing Holder shall notify the Issuer in writing within five Business Days of receipt of the offer from the Issuer to participate in the Offering of its intention to participate in the Offering ("Notice of Participation"), or the offer of the Issuer shall be deemed to have been declined. If the Electing Holders receive an offer pursuant to
Section 5(a)(i) and reject such an offer then the Issuer shall be released from any restrictions on the offer, sale, transfer, disposition or issuance of Common Stock contained in this Section 5(a); provided, however, the Electing Holders shall nonetheless continue to have the right to have their Common Stock included in any underwritten public offering of the Issuer's Common Stock during the Restricted Period on a pari passu basis with the Issuer, subject to the condition set forth in Section 5(a)(ii)(y) at the offering price.

                           (b)  Restrictions on Electing Holders.  If any
Electing Holder declines to participate in an Offering pursuant to Section 5(a)(ii) by failing to timely deliver a Notice of Participation, then for a period of ninety (90) days starting on the sixth business day following receipt by such Electing Holder of an offer by the Issuer given pursuant to
Section 5(a)(ii), such Electing Holder shall not offer, sell, transfer or otherwise dispose of any Registrable Securities in any transaction either public or private. Upon the expiration of such ninety day period, for an additional period of ninety (90) days thereafter all Registrable Securities sold by such Electing Holder shall be sold by such Electing Holder through the underwriter selected by the Issuer to conduct the Offering, as such underwriter may determine in its discretion provided it shall use its reasonable efforts in connection with such sale.

                           (c)  Coordination of Sales Activities.  The Issuer
and Electing Holders agree to use their best efforts to inform the other party as to any offer made to such party with regard to the Common Stock so as to effect the provisions of this Section 4.

                  SECTION 6. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this Section 6, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuer has obtained the prior written consent of the Holders of a majority of the Registrable Securities at the time of any such amendment.

                  SECTION 7. REMEDIES. Each Holder having rights under any provision of this Agreement shall be entitled to enforce such rights specifically or to recover damages or to exercise any other remedy available to it at law or in equity. The foregoing rights and remedies shall be cumulative and the exercise of any right or remedy provided herein shall not preclude any Person from exercising any other right or remedy provided herein.


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                  SECTION 8. NOTICES. All notices and other communications
provided for or permitted hereunder shall be made in writing by facsimile transmission, hand-delivery, registered first-class mail, return receipt requested, telex, or air-courier guaranteeing overnight delivery and shall be effective upon receipt:

                           (a) If to a Holder, at the most current address
given by such Holder to the Issuer in accordance with the provisions of this
Section 8, which address initially is, with respect to each Holder, the address set forth on Schedule I of this Agreement.

                           (b) If to the Issuer, initially at its address set
forth on Schedule I of this Agreement and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this Section 8.

                  SECTION 9. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including any successors by merger to the Issuer.

                  SECTION 10. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  SECTION 11. HEADINGS; CONSTRUCTION. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context otherwise requires, all references to Sections are to Sections of this Agreement, "or" is inclusively disjunctive, and words in the singular include the plural and vice versa. In computing any period of time specified in this Agreement or in any notices, the date of the act or event from which such period of time is to be measured shall be included, any such period shall expire at 5:00 p.m., New York City time, on the last day of such period.

                  SECTION 12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the principles of the conflict of laws thereof.

                  SECTION 13.  JURISDICTION; FORUM.

                           (a) Each party hereto consents and submits to the
jurisdiction of any state court sitting in the County of New York or federal court sitting in the Southern District of the State of New York in connection with any dispute arising out of or relating to this Agreement. Each party hereto waives any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Agreement may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment.

                           (b) Each party hereto agrees that personal service
of process may be effected by any of the means specified in Section 8, addressed to such party. The foregoing shall not limit the rights of any party to serve process in any other manner permitted by law.

                  SECTION 14. SEVERABILITY. If one or more of the provisions hereof, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect, for any reason, the validity, legality and enforceability of the remaining provisions hereof shall not be in any way affected or impaired thereby, and the provision held to be invalid, illegal or unenforceable shall be reformed to the minimum extent necessary, and in a manner as consistent with the purposes thereof as is practicable, so as to render it valid, legal and enforceable, it being intended that all of the rights and privileges of the Holders hereunder shall be enforceable to the fullest extent permitted by law.

                  SECTION 15. ENTIRE AGREEMENT. This Agreement is intended by the parties hereto as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  SECTION 16. STOCK LEGEND. The Issuer shall cause its counsel to provide, at Issuer's expense, any legal opinions reasonably required by the transfer agent of the Issuer upon transfer of Registrable Securities in connection with transfers (including pledges) pursuant to Rule 144 under the Securities Act and removal of Securities Act legend on certificates representing such Securities which are not the subject for an effective Registration Statement, provided that the Holder of such Securities provides such counsel with appropriate representation letters from such Holder and its broker, a copy of a duly filed Form 144, if required, and such other back up certificates and documentation reasonably requested by such counsel.


                                *     *     *

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.




                                       By:
                                          ----------------------------------
                                           Name:
                                           Title:


HOLDERS:


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                                  Schedule I
                                   Addresses


                                    - 16 -